FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2025
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

18   FAIR VALUE MEASUREMENT

The Company did not have financial assets or liabilities measured at fair value on a recurring basis as of December 31, 2024. The outstanding balance of consideration expected to be received, offset by the subscription price expected to be paid to the ABS (Note 10) was measured at fair value on a recurring basis. The initial estimated fair value was RMB1,190,782 as of March 26, 2025. As of December 31, 2025, the outstanding balance was measured at fair value of RMB363,798. The fair value was determined based on the discounted cashflows using unobservable inputs (Level 3). Key estimates and assumptions used to determine the fair value include the expected amounts and timing for achieving the milestone targets and discount rate of approximately 10%.

Following is a description of the valuation techniques that the Company uses to measure fair value of other financial assets and financial liabilities:

●	Short-term financial instruments (cash and cash equivalents, restricted cash, time deposits, accounts receivable and payable, short-term borrowings, and accrued expenses and other payables) - cost approximates fair value because of the short maturity period.
●	Long-term borrowings — fair value is based on the amount of future cash flows associated with each debt instrument discounted at the Company’s current borrowing rate for similar debt instruments of comparable terms. The carrying values of the long-term borrowings approximate their fair values as all the long-term debt carry various interest rates which approximate rates currently offered by the Company’s bankers for similar debt instruments of comparable maturities.
●	Convertible Bonds payable—the estimated fair value was RMB8,763,243 and RMB15,470,389 as of December 31, 2024 and 2025, respectively. The fair value of Convertible Bonds due 2025 was measured based on the price in the open market and the fair values of Convertible Bonds due 2029, Convertible Bonds due 2030 and Convertible Bonds due 2032 were measured using Binomial Model.

Non-recurring fair value measurements

Certain long-lived assets of the Company may be measured at fair value based on unobservable inputs (Level 3) on a non-recurring basis, if determined to be impaired. As of each relevant measurement date, the fair value of asset groups, if determined to be impaired, were measured under income approach and determined based on the higher of the forecasted discounted cash flows expected to result from the data center assets’ operations and eventual disposition and the price market participant would pay to sub-lease and acquire the remaining data center assets, which reflects the highest and best use of the asset groups. The significant unobservable inputs used in the income approach primarily included sales prices and utilization rates used to estimate the forecasted undiscounted cashflows expected to result from the data center assets’ operation, and discount rate of approximately 8.5% as of December 31, 2025. Forecasting of prices used in the future cash flows is primarily based on that of existing contracts and foreseeable renewal contracts. Forecasting of utilization rate of data centers is based on the various historical utilization rates, customer contracts, business plans and market conditions for each respective data center at the time of the impairment test to achieve an estimated stabilized utilization rate of approximately 90%.

As of December 31, 2023, certain of the Company’s data center level asset groups were measured at fair value of RMB1,614,347, which were determined based on income approach, and an impairment loss of long-lived assets of RMB3,013,416 was recognized for the amount of their carrying amounts exceeding the fair value. As of December 31, 2025, certain of the Company’s data center level asset groups were measured at fair value of RMB1,324,236, which were determined based on income approach, and an impairment loss of long-lived assets of RMB1,561,235 was recognized for the amount of their carrying amounts exceeding the fair value.

Equity method investments for the retained investments in the common stock of an investee (including a joint venture) in a deconsolidation transaction are initially measured at fair value on a non - recurring basis.

As of December 31, 2024, the long - term investments in DayOne were measured at fair value of RMB7,537,604 which was measured using a discounted cash flow approach.

As of March 26, 2025, the long-term investments in ABS were measured at fair value of RMB401,124 which was measured using a discounted cash flow approach. Key estimates and assumptions used to determine the fair value primarily included the amounts and timing of future expected cash flows, and discount rate of approximately 10%.

As of July 23, 2025, the long-term investments in C-REIT were measured at fair value of RMB480,000, which was measured based on the transaction price.

The share-lending arrangement associated with Convertible Bonds due 2032 (Note 12) was measured at fair value of US$5,145 thousand and recognized as an issuance cost on May 30, 2025. The fair value was determined based on market price.